Southcoast Financial Corporation
                                  News Release
                              Southcoast Announces
                                Continued Growth

Mt. Pleasant, S.C., July 12, 2004 / PRNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB) announced unaudited pre-tax income of $1,846,000 and unaudited net income of $1,273,000, or $0.43 per basic share, for the six months ended June 30, 2004. This compares to pre-tax income of $1,146,000 and net income of $734,000, or $0.44 per basic share for the same period ending June 30, 2003. The earnings per share for the quarter ending June 30, 2004 is based on average shares of 2,960,201 compared to 1,682,390 shares for the same period in 2003. The additional shares are primarily the result of the successful stock offering completed in November 2003. The offering provided the Corporation with $18.8 million of new capital, and increased the number of shares by 1,104,000. Chairman and Chief Executive Officer L. Wayne Pearson said, "We are very pleased with the performance of the Corporation during this period. Using the capital acquired in the fourth quarter of 2003, we have been able to continue our growth while reducing the efficiency ratio to 62%. We experienced record deposit growth as well as increased lending volume during the period."

For the quarter ended June 30, 2004, unaudited pre-tax income was $950,000 and unaudited net income was $656,000, or $.22 per share. This compares to unaudited pre-tax income of $598,000 and unaudited net income of $382,000, or $.23 per share, for the same period ending June 30, 2003. The earnings per share for the quarter ending June 30, 2004 is based on average shares of 2,965,206 compared to 1,684,310 for the quarter ending June 30, 2003.

Total assets as of June 30, 2004 were $315.9 million compared to $220.3 million as of June 30, 2003, an increase of 43.4%. Total equity to total assets as of June 30, 2004 was 10.94%. Deposits increased to $227.1 million, up 36.7% from $166.1 million as of June 30, 2003. Loans during the same period grew 26.3% to $234.1 million. The allowance for loan losses as a percentage of loans was 1.10% as of June 30, 2004.

The Corporation, in a joint revenue partnership with the Patriots Point Development Authority, opened a stand alone ATM facility in May 2004 at Patriots Point Naval and Maritime Museum in Mt. Pleasant S.C. The museum, located on Charleston Harbor, is one of the largest museums of its kind in the world and features the USS Yorktown aircraft carrier. The bank opened its sixth branch in Summerville in February 2004. Its seventh branch in Goose Creek is planned to open in late summer 2004. Expectations are that two other branch applications will be filed with the bank regulators some time during 2004. The branches will be located at 8420 Dorchester Road, North Charleston and a third Mt. Pleasant location on Highway 17N at the center of a rapidly developing area at the northern end of Mt. Pleasant S.C. "This branch expansion is consistent with our strategic focus to add additional branch locations in the future," Pearson noted.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state-chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Trading in Southcoast Financial Corporation's common stock is reported on NASDAQ under the symbol SOCB. Information about the corporation is available on our web site, www.southcoastbank.com.

This press release  contains  forward-looking  statements  about branch openings
within  the  meaning  of  the   Securities   Litigation   Reform  Act  of  1995.
Forward-looking statements give our expectations or forecasts of future events.

Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock.

We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports to the SEC.

SOURCE   Southcoast Financial Corporation
/ Contact Robert M. Scott, Executive Vice President and
   Chief Financial Officer, (843) 216-3012

                        Southcoast Financial Corporation
                       Consolidated Statement of Condition
                 ( Dollars in thousands, except per share data)

                                                           June 30          June 30       December 31     December 31    December 31
                                                             2004            2003            2003            2002           2001
                                                         (Unaudited)      (Unaudited)      (Audited)       (Audited)       (Audited)
Assets
Cash and due from banks ............................       $ 21,478        $ 11,222        $  5,550        $  5,490       $  6,627
Federal Funds sold .................................         11,747           7,916          12,031          14,583            560
Investments ........................................         25,623           6,837          22,048           7,263          8,283
Loans held for sale ................................          3,987           4,978             427           8,683          4,125
Loans:
 Commercial ........................................        127,287          87,334         113,621          78,793         45,409
 Mortgage ..........................................        105,849          88,538          84,214          52,475         46,655
 Consumer ..........................................          3,629           4,428           4,274           5,117          4,888
                                                           --------        --------        --------        --------       --------
  Total loans ......................................        236,765         180,300         202,109         136,385         96,952
Less: Allowance for loan Losses ....................          2,607           2,071           2,376           1,656          1,215
                                                           --------        --------        --------        --------       --------
Net loans ..........................................        234,158         178,229         199,733         134,729         95,737
Fixed assets .......................................         14,412           8,579           9,412           8,055          7,749
Other assets .......................................          4,498           2,468           3,671           2,366          1,228
                                                           --------        --------        --------        --------       --------
    Total Assets ...................................       $315,903        $220,229        $252,872        $181,169       $124,309
                                                           ========        ========        ========        ========       ========
Liabilities & Shareholders' Equity
Deposits:
 Non interest bearing ..............................       $ 31,855        $ 26,060        $ 19,646        $ 17,393       $ 12,667
 Interest bearing ..................................        195,261         140,004         146,567         115,262         69,189
                                                           --------        --------        --------        --------       --------
  Total deposits ...................................        227,116         166,064         166,213         132,655         81,856
Other borrowings ...................................         41,000          28,700          41,100          23,500         30,400
Trust Preferred debt ...............................         11,000          11,000          11,000          11,000              0
Other liabilities ..................................          2,220             957           1,149           1,304            504
                                                           --------        --------        --------        --------       --------
   Total liabilities ...............................        281,336         206,721         219,462         168,459        112,760

Shareholders' Equity
 Common Stock ......................................         34,022          13,456          33,298          12,330         11,340
 Retained Earnings .................................            545              52             112             380            209
                                                           --------        --------        --------        --------       --------
   Total shareholders' equity ......................         34,567          13,508          33,410          12,710         11,549
                                                           --------        --------        --------        --------       --------
   Total Liabilities and
    Shareholders' Equity ...........................       $315,903        $220,229        $252,872        $181,169       $124,309
                                                           ========        ========        ========        ========       ========

Book value per share ...............................       $  11.66        $   8.79**        $11.33**       $   8.32**       $7.59**

Allowance for loan losses to Loans Ratio ...........           1.10%           1.15%           1.18%           1.21%          1.25%

** Adjusted for a 10% stock dividend in 2004 and 2002, and a 15% dividend in
   2003

                        Southcoast Financial Corporation
                          Consolidated Income Statement
                (Dollars in thousands, except earnings per share)

                                                                     Six Months  Ended                      Three Months  Ended
                                                               June 30,             June 31,           June 30,           June 30,
                                                                2004                 2003               2004                2003
                                                             (Unaudited)         (Unaudited)          (Unaudited)       (Unaudited)
Interest Income
 Interest and fees on loans ........................          $    7,005          $    5,483          $    3,688          $    2,932

 Interest on investments ...........................                 420                 166                 236                 113
 Interest on Fed funds sold ........................                  61                  86                  40                   5
                                                              ----------          ----------          ----------          ----------
   Total interest income ...........................               7,486               5,735               3,964               3,050

Interest expense ...................................               2,625               2,226               1,439               1,111
                                                              ----------          ----------          ----------          ----------
   Net interest income .............................               4,861               3,509               2,525               1,939
Provision for loan losses ..........................                 245                 425                  95                 305
                                                              ----------          ----------          ----------          ----------
   Net interest after provision ....................               4,616               3,084               2,430               1,634

Other noninterest income ...........................                 672                 984                 358                 524
                                                              ----------          ----------          ----------          ----------
   Total operating income ..........................               5,288               4,068               2,788               2,158

Noninterest expense
 Salaries and benefits .............................               2,022               1,829               1,046                 965
 Occupancy and equipment ...........................                 621                 522                 339                 278
 Other expenses ....................................                 799                 571                 453                 317
                                                              ----------          ----------          ----------          ----------

   Total noninterest expense .......................               3,442               2,922               1,838               1,560

Income before taxes ................................               1,846               1,146                 950                 598

Income tax expense .................................                 573                 412                 294                 216
                                                              ----------          ----------          ----------          ----------
Net income .........................................          $    1,273          $      734          $      656          $      382
                                                              ==========          ==========          ==========          ==========
Basic net income per common share ..................          $     0.43          $     0.44          $     0.22          $     0.23

Diluted net income per common share ................          $     0.43          $     0.42          $     0.22          $     0.22

Average number of common shares
    Basic ..........................................           2,960,201           1,682,390           2,965,206           1,684,310
    Diluted ........................................           2,994,982           1,757,548           2,999,851           1,762,448

                        Southcoast Financial Corporation
                         Selected Performance Indicators
                              For the Quarter Ended
                             (Dollars in Thousands)
                             (Except per share data)

                                       June         March         Dec.          Sept.          June          March          Dec.
                                       2004         2004          2003          2003           2003          2003           2002
 Total assets ..................   $  315,903    $  292,504    $  252,872    $  233,418    $  220,341    $  205,084    $  181,169
 Total loans ...................   $  234,158    $  209,188    $  202,536    $  195,379    $  185,279    $  147,630    $  145,068
 Total deposits ................   $  227,116    $  214,779    $  166,213    $  168,389    $  166,064    $  151,687    $  132,655

 # of loan accounts ............        1,899         1,833         1,795         1,765         1,720         1,628         1,590
 # deposit accounts ............        6,963         6,773         6,019         6,011         5,765         5,539         5,309

 Total accounts ................        8,862         8,606         7,814         7,776         7,485         7,167         6,899

 Net interest income ...........   $    2,525    $    2,335    $    2,268    $    2,081    $    1,939    $    1,570    $    1,390
 Allowance for loan Losses .....   $    2,607    $    2,528    $    2,376    $    2,251    $    2,071    $    1,769    $    1,656
 Non-performing assets to loans          0.70%         0.39%         0.04%         0.07%         0.59%         0.35%         0.07%
 Net Income ....................   $      656    $      617    $      542    $      428    $      382    $      352    $      329
 Earnings  per share (Basic)** .   $     0.22    $     0.21    $     0.25    $     0.25    $     0.23    $     0.21    $     0.20
 Earnings  per share (Diluted)**   $     0.22    $     0.21    $     0.24    $     0.24    $     0.22    $     0.19    $     0.19

 Equity*** .....................   $   34,567    $   34,235    $   33,410    $   13,757    $   13,508    $   13,057    $   12,710
 Book value per share** ........   $    11.66    $    11.55    $    11.33    $     8.98    $     8.79    $     8.55    $     8.32

 # offices open ................            6             6             5             5             5             5             5
 # offices under construction ..            1             1             2             2             2             1             0
 # office sites
   purchased/under contract ....            2             2             1             1             1             2             2
 ATM stand alone ...............            1             1             -             -             -             -             -

 Full time equivalent personnel            75            73            68            69            71            60            61

 Average shares adjusted .......    2,965,206     2,956,802     2,372,295     1,689,038     1,684,310     1,673,192     1,671,969
 Average diluted shares ........    2,999,851     2,990,877     2,419,541     1,771,499     1,762,448     1,753,840     1,742,244

** Adjusted for 10% stock dividends in 2004, 2002 and 2001 and 15% stock dividend in 2003.
*** Increases in December2003, December 2001 and September 2001 equity includes the effect of stock offerings during the quarter.

                                                  Sept.          June          March            Dec.           Sept.          June
                                                  2002           2002           2002            2001           2001           2001

Total assets .............................    $  170,004     $  156,097     $  121,510     $  124,308     $  120,290     $  113,775
Total loans ..............................    $  125,467     $  122,572     $  100,296     $  101,077     $   95,822     $   91,336
Total deposits ...........................    $  130,653     $  121,358     $   88,852     $   81,856     $   82,048     $   78,567

# of loan accounts .......................         1,498          1,473          1,341          1,300          1,238          1,199
# deposit accounts .......................         5,393          4,981          3,850          3,675          3,565          3,348

Total accounts ...........................         6,891          6,454          5,191          4,975          4,803          4,547

Net interest income ......................    $    1,390     $    1,305     $    1,288     $    1,209     $    1,100     $    1,007
Allowance for loan Losses ................    $    1,540     $    1,466     $    1,317     $    1,215     $    1,140     $    1,065
Non-performing assets to loans ...........          0.44%          0.83%          0.75%          0.81%          0.60%          0.18%
Net Income ...............................    $      306     $      267     $      242     $      208     $      181     $      152
Earnings  per share (Basic)** ............    $     0.18     $     0.16     $     0.15     $     0.13     $     0.11     $     0.11
Earnings  per share (Diluted)** ..........    $     0.18     $     0.15     $     0.14     $     0.13     $     0.10     $     0.10

Equity*** ................................    $   12,379     $   12,103     $   11,745     $   11,549     $   10,223     $    9,379
Book value per share** ...................    $     8.15     $     7.97     $     7.74     $     7.59     $     7.41     $     7.17

# offices open ...........................             5              5              4              4              3              3
# offices under construction .............             0              0              1              1              2              1
# office sites
  purchased/under contract ...............             2              2              1              1              1              2
ATM stand alone ..........................             -              1              1              -              -              -
                                                      59             55             57             50             46             39
Full time equivalent personnel
Average shares adjusted ..................     1,670,027      1,677,288      1,668,506      1,546,577      1,669,267      1,438,231
Average diluted shares ...................     1,739,806      1,746,058      1,720,264      1,600,577      1,733,227      1,482,194

** Adjusted for 10% stock dividends in 2004, 2002 and 2001 and 15% stock dividend in 2003.
*** Increases in December2003, December 2001 and September 2001 equity includes the effect of stock offerings during the quarter.